Exhibit 10.17

CHINA WORLD TRADE CORPORATION
Room 1217, 12th Floor, The Metropolis Tower
10 Metropolis Drive
Hunghom, Hong Kong
Peoples’ Republic of China

As of June 30, 2005

BY FACSIMILE

Duncan Capital, LLC
830 Third Avenue
New York, NY 10022

Attn: David Fuchs, Managing Member

Re: Termination of Placement Agent Agreement, dated November 15, 2004 (the “Placement
Agent Agreement”), among China World Trade Corporation (the "Company"), Cornell
Capital Partners, LP (“Cornell Capital”) and Duncan Capital, LLC (“Duncan Capital”).

Ladies and Gentlemen:

We hereby inform you that the Company and Cornell Capital, with your agreement and consent, hereby terminate the Placement Agent Agreement between the Company, Cornell Capital and Duncan Capital, effective immediately. You hereby consent to a successor arrangement by which the Company will enter into a new Placement Agent Agreement with Cambria Capital, LLC.

Please be advised that the Company hereby consents, as compensation for the services which you provided under the Placement Agent Agreement to date, that Duncan Capital shall retain the 150,000 shares of common stock of the Company that were issued to you pursuant to the terms of the Placement Agent Agreement. However, you also agree that Duncan Capital shall not be entitled to any further compensation pursuant to the Placement Agent Agreement.

Please indicate your agreement and consent to such termination by signing in the space provided below, and returning a copy of this letter to us by facsimile at (704) 894-9759.

If you have any questions or comments regarding the foregoing, please do not hesitate to contact us.

Very truly yours,

Duncan Capital, LLC

As of June 30, 2005
Page 2.

CHINA WORLD TRADE CORPORATION

By: /s/ John H. Hui
Name: John H. Hui
Title: CEO and Vice Chairman

CORNELL CAPITAL PARTNERS, LP

By: /s/ Mark Angelo
Name: Mark Angelo
Title: Portfolio Manager

Agreed To By Duncan Capital As Of
The Date First Written Above:

DUNCAN CAPITAL, LLC

By: /s/ David Fuchs
Name: David Fuchs
Title: Managing Member

cc: Harold H. Martin, Esq.